Exhibit 32.1

CERTIFICATION OF ANNUAL REPORT

I, Sean E. Menke, president and chief executive officer of Frontier Airlines Holdings, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the annual report on Form 10-K/A of the Company for the period endedMarch 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in allmaterial respects, the financial condition and results of operations of the Company.

Dated: July 29, 2009	By:	/s/ Sean E. Menke
Sean E. Menke
President and Chief Executive Officer